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FEDERATED U.S. GOVERNMENT BOND FUND
PROSPECTUS

A no-load, open-end, diversified management investment company (a mutual fund) investing primarily in U.S. government bonds to pursue total return.

This prospectus contains the information you should read and know before you invest in Federated U.S. Government Bond Fund (the "Fund"). Keep this prospectus for future reference.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


The Fund has also filed a Statement of Additional Information dated October 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, which is in paper form only, or a paper copy of this prospectus if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed on the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated October 31, 1995

TABLE OF CONTENTS
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SUMMARY OF FUND EXPENSES                                                       1
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FINANCIAL HIGHLIGHTS                                                           2
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GENERAL INFORMATION                                                            3
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INVESTMENT INFORMATION                                                         3
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  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Limitations                                                       7

FUND INFORMATION                                                               8
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  Management of the Fund                                                       8
  Distribution of Fund Shares                                                  9
  Administration of the Fund                                                   9
NET ASSET VALUE                                                               10
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INVESTING IN THE FUND                                                         10
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  Share Purchases                                                             10
  Minimum Investment Required                                                 11
  What Shares Cost                                                            11
  Exchanging Securities for Fund Shares                                       11

  Subaccounting Services                                                      11

Certificates and Confirmations                                              12

Dividends                                                                   12
  Capital Gains                                                               12

REDEEMING SHARES                                                              12
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  Telephone Redemption                                                        12

  Written Requests                                                            13

  Accounts With Low Balances                                                  13

SHAREHOLDER INFORMATION                                                       13
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  Voting Rights                                                               13
  Massachusetts Partnership Law                                               14
TAX INFORMATION                                                               14
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  Federal Income Tax                                                          14
  Pennsylvania Corporate and Personal
     Property Taxes                                                           14

PERFORMANCE INFORMATION                                                       15
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FINANCIAL STATEMENTS                                                          16
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REPORT OF INDEPENDENT
  PUBLIC ACCOUNTANTS                                                          24
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ADDRESSES                                                                     25
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SUMMARY OF FUND EXPENSES
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                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)........................................              None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)........................................              None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)......................              None
Redemption Fee (as a percentage of amount redeemed, if applicable)...........              None
Exchange Fee.................................................................              None

                                   ANNUAL OPERATING EXPENSES
                            (As a percentage of average net assets)
Management Fee (after waiver)(1).............................................             0.58%
12b-1 Fee....................................................................              None
Total Other Expenses.........................................................             0.27%
     Shareholder Services Fee (after waiver)(2)..............................    0.05%
     Total Operating Expenses(3).............................................             0.85%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The maximum management fee is 0.60%.

(2) The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.07% absent the voluntary waivers of a portion of the management fee and a portion of the shareholder services fee.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

                      EXAMPLE                          1 year     3 years     5 years     10 years
----------------------------------------------------   ------     -------     -------     --------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period.........     $9         $27         $47         $105


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



FEDERATED U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
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(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Reference is made to the Report of Independent Public Accountants on page 24.

                                                               YEAR ENDED AUGUST 31,
                  ---------------------------------------------------------------------------------------------------------------
                   1995        1994        1993        1992       1991       1990       1989       1988        1987       1986(A)
                  ------      ------      ------      ------      -----      -----      -----      -----      ------      -------
NET ASSET
VALUE,
BEGINNING OF
PERIOD            $ 9.72      $11.04      $10.03      $ 9.48      $8.90      $9.12      $8.78      $9.08      $10.00      $10.00
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INCOME FROM
INVESTMENT
OPERATIONS
--------------
 Net
   investment
   income           0.60        0.54        0.58        0.63       0.66       0.71       0.70       0.76        0.86        0.66
--------------
 Net realized
 and
 unrealized
 gain (loss)
 on
 investments        0.73       (1.09)       1.01        0.55       0.58      (0.22)      0.34      (0.30)      (0.89)      (0.03 )
--------------     -----       -----       -----       -----       ----       ----       ----       ----       -----      -------
 Total from
 investment
 operations         1.33       (0.55)       1.59        1.18       1.24       0.49       1.04       0.46       (0.03)       0.63
--------------     -----       -----       -----       -----       ----       ----       ----       ----       -----      -------
LESS
 DISTRIBUTIONS
--------------
 Distributions
 from net
 investment
 income            (0.60)      (0.54)      (0.58)      (0.63)     (0.66)     (0.71)     (0.70)     (0.76)      (0.89)      (0.63 )
--------------
 Distributions
 from net
 realized gain
 on investment
 transactions         --       (0.23)         --          --         --         --         --         --          --          --
--------------     -----       -----       -----       -----       ----       ----       ----       ----       -----      -------
 Total
 distributions     (0.60)      (0.77)      (0.58)      (0.63)     (0.66)     (0.71)     (0.70)     (0.76)      (0.89)      (0.63 )
--------------     -----       -----       -----       -----       ----       ----       ----       ----       -----      -------
NET ASSET
VALUE, END
OF PERIOD         $10.45      $ 9.72      $11.04      $10.03      $9.48      $8.90      $9.12      $8.78      $ 9.08      $10.00
--------------     -----       -----       -----       -----       ----       ----       ----       ----       -----      -------
TOTAL RETURN
 (B)               14.34%      (5.23)%     16.44%      12.89%     14.37%      5.50%     12.35%      5.23%      (0.43)%      5.75 %
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RATIOS TO
AVERAGE NET
ASSETS
--------------
 Expenses           0.85%       0.83%       0.81%       0.88%      0.78%      0.78%      0.80%      0.75%       0.76%      0.91 %(d)
--------------
 Net
 investment
 income             6.10%       5.25%       5.58%       6.54%      7.17%      7.81%      7.87%      8.40%       8.87%      9.87 %(d)
--------------
 Expense
 waiver/
 reimbursement
 (c)                0.22%       0.17%       0.62%       0.88%      0.85%      0.76%      0.96%      1.17%       0.75%      1.50 %(d)
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SUPPLEMENTAL
 DATA
--------------
 Net assets,
 end of period
 (000 omitted)    $124,696    $138,016    $82,737     $34,125     $27,427    $43,729    $36,325    $13,125    $11,067     $1,467
--------------
 Portfolio
   turnover           37%         22%         53%         98%        73%        42%        35%       152%         62%         25 %
--------------



(a) Reflects operations for the period from December 3, 1985 (start of business) to August 31, 1986.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION
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The Fund was established as a Massachusetts business trust under a Declaration of Trust dated May 24, 1985. The Declaration of Trust permits the Fund to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has not established separate portfolios of securities or separate classes of shares.

The Fund is designed primarily for individuals and institutions seeking total return through a professionally managed, diversified portfolio consisting primarily of U.S. government bonds. A minimum initial investment of $25,000 over a 90-day period is required.
Fund shares are currently sold and redeemed at net asset value without a sales load imposed by the Fund.

INVESTMENT INFORMATION
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INVESTMENT OBJECTIVE

The investment objective of the Fund is to pursue total return. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective stated above cannot be changed without approval of shareholders. Unless stated otherwise, the investment policies and limitations stated below cannot be changed without shareholder approval. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information.

INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS. The Fund invests primarily in debt obligations (i.e., bills, notes and bonds) of the U.S. government, its agencies and instrumentalities, with at least 65% of the value of its total assets being invested under normal circumstances in U.S. government bonds. This policy may be changed without shareholder approval. The Fund will limit its investments to those that are permitted for purchase by federally chartered savings associations pursuant to applicable rules, regulations, or interpretations of the Office of Thrift Supervision. Should additional permitted investments be allowed as a result of future changes in applicable regulations or federal laws, the Fund reserves the right, without shareholder approval, to make such investments consistent with the Fund's investment objective, policies, and limitations. Further, should existing statutes or regulations change, so as to cause any securities held by the Fund to become ineligible for purchase by federally chartered savings associations, the Fund will dispose of those securities at times advantageous to the Fund. The permitted investments of the Fund are:

     - obligations of the United States;


     - notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives, Tennessee Valley Authority, Export-Import Bank of



       the United States, Commodity Credit Corporation, Federal Financing Bank, The Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration; and

     - domestic issues of corporate debt obligations (rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"); AAA, AA, or A by Standard & Poor's Ratings Group ("S&P"); or AAA, AA, or A by Fitch Investors Service, Inc. ("Fitch")).

The prices of fixed income securities (debt obligations) fluctuate inversely to the direction of interest rates.

The obligations of U.S. government agencies or instrumentalities which the Fund may buy are backed in a variety of ways by the U.S. government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farm Credit Banks are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Student Loan Marketing Association are backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

The Fund may also purchase put options on financial futures contracts and on portfolio securities and write call options on its portfolio securities. The Fund will engage in such transactions only to the extent permitted under applicable Office of Thrift Supervision rules, regulations, or interpretations thereof.

RESTRICTED AND ILLIQUID SECURITIES. The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities determined by the Trustees to be illiquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.


The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under the federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.



TEMPORARY INVESTMENTS. The Fund may also invest temporarily in cash and money market instruments during times of unusual market conditions for defensive purposes and to maintain liquidity. These money market instruments consist of:

     - commercial paper which matures in 270 days or less so long as at least two ratings are high quality ratings by nationally recognized rating services. Such ratings would include: A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch;

     - time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or in institutions whose accounts are insured by the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks which, if negotiable, mature in six months or less or if not negotiable, either mature in ninety days or less, or are withdrawable upon notice not exceeding ninety days;

     - bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Fund cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance;

     - obligations of the U.S. government or its agencies or instrumentalities; and

     - repurchase agreements collateralized by eligible investments.

REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Fund's Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

PUT AND CALL OPTIONS. The Fund may purchase put options on financial futures contracts and put options on portfolio securities. Financial futures may include index futures. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. For the immediate future, the Fund will enter into futures contracts directly only when it desires to exercise a financial futures put option in its portfolio rather than either closing out the option or allowing it to expire. The Fund will only purchase puts on financial futures contracts which are traded on a recognized exchange.

The Fund will generally purchase over-the-counter put options on portfolio securities in negotiated transactions with the writers of the options since options on the portfolio securities held by the Fund are typically not traded on an exchange. The Fund purchases options only from investment dealers and other financial associations (such as commercial banks or savings and loan institutions) deemed creditworthy by the Fund's adviser.

In general, over-the-counter put options differ from exchange traded put options in the following respects. Over-the-counter put options are two party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a New York Stock Exchange member). Additionally, over-the-counter strike prices are adjusted to reflect dividend payments, initial strike prices are generally set at market, and option premiums (which are all time premiums) are amortized on a straight line basis over the life of the option. In contrast, exchange traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from the Clearing Corporation. Strike prices are not adjusted for dividends, and options are marked to market, thereby obviating the need to amortize the time premium. Exchange traded options have a continuous liquid market while over-the-counter options do not.

The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Trustees.

The Fund may attempt to hedge the portfolio by entering into financial futures contracts and to write calls on financial futures contracts. The Fund will notify shareholders before it begins engaging in these transactions.

     RISKS. When the Fund writes a call option, the Fund risks not participating in any rise in the value of the underlying security. In addition, when the Fund purchases puts on financial futures contracts to protect against declines in prices of portfolio securities, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and its corresponding put to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such an event, the Fund may lose the purchase price of the put option. Finally, it is not certain that a secondary market for options will exist at all times. Although the investment adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. The Fund's ability to establish and close out option positions depends on this secondary market.

The Fund will engage in such transactions only to the extent permitted under applicable rules, regulations, or interpretations thereof of the Office of Thrift Supervision.

PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

INVESTMENT LIMITATIONS

The Fund will not:

     - borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may:

     - borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

     - lend any of its assets except portfolio securities up to one-third of the value of its total assets;

     - sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions;

     - invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the federal securities laws (except for commercial paper issued under Section 4(2) of the Securities Act of 1933);

     - underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations;

     - invest more than 5% of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations). The Fund may invest up to 15% of its total assets in the certificates of deposit of one bank; or

     - invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations.

The above investment limitations cannot be changed without shareholder approval.


FUND INFORMATION
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MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Fund's powers, except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

     ADVISORY FEES. The Fund's adviser receives an annual investment advisory fee equal to .60 of 1% of the Fund's average daily net assets. The investment advisory contract allows for the voluntary reimbursement of expenses by the adviser from time to time. The adviser can terminate any voluntary reimbursement of expenses at any time at its sole discretion. The adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

Both the Fund and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees and could result in severe penalties.

ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

Susan M. Nason has been the Fund's portfolio manager since October 1994. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's investment adviser since 1993.


Ms. Nason served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.B.A. in Finance from Carnegie Mellon University.

Joseph M. Balestrino has been the Fund's portfolio manager since March 1, 1995. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Investment Analyst of the investment adviser from 1989 until 1991. From 1991 to 1995 Mr. Balestrino was an Assistant Vice President of the Fund's investment adviser and from 1986 until 1989 he acted as Project Manager in the Product Development Department. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1.00% of the average daily net asset value of the Fund to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars at recreational-type facilities for their employees, providing sales literature and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

       MAXIMUM                   AVERAGE AGGREGATE DAILY
 ADMINISTRATIVE FEE         NET ASSETS OF THE FEDERATED FUNDS
---------------------       ----------------------------------
     0.15  of 1%                on the first $250 million
     0.125 of 1%                 on the next $250 million
     0.10  of 1%                 on the next $250 million
     0.075 of 1%            on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

CUSTODIAN. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts, is custodian for the securities and cash of the Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Services Company, Boston, Massachusetts, is transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund.

INDEPENDENT PUBLIC ACCOUNTANTS. The independent public accountants for the fund are Arthur Andersen LLP, Pittsburgh, Pennsylvania.

NET ASSET VALUE
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The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND
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SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or mail.

To purchase shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE. To purchase shares of the Fund by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to:
Federated U.S. Government Bond Fund; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased on days on which the New York Stock Exchange is closed and on federal holidays restricting wire transfers.


BY MAIL. To purchase shares of the Fund by mail, send a check made payable to Federated U.S. Government Bond Fund to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted into federal funds. This is normally the next business day after the check is received.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000 plus any non-affiliated bank or broker's fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a nonaffiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST
Fund shares are sold at their net asset value next determined after an order is received. There is no sales load imposed by the Fund. Investors who purchase Fund shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange certain securities or a combination of securities and cash for Fund shares. The securities and any cash must have a market value of at least $25,000. The Fund reserves the right to determine the acceptability of securities to be exchanged. Securities accepted by the Fund are valued in the same manner as the Fund values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp.

SUBACCOUNTING SERVICES

Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Institutions holding Fund shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided, which may be related to the ownership of Fund shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.


CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent into federal funds. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by contacting the Fund.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.
REDEEMING SHARES
--------------------------------------------------------------------------------

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, provided State Street Bank has received payment for shares from the shareholder. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, shareholders may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.


WRITTEN REQUESTS

Fund shares may also be redeemed by sending a written request to the Fund. Call the Fund for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his or her name, the Fund name, the shareholder's account number, and the share or dollar amount requested. If share certificates have been issued, they should be sent by insured mail with the written request.

SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:


     - a trust company or commercial bank whose deposits are insured by the BIF", which is administered by the Federal Deposit Insurance Corporation ("FDIC");


     - a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;


     - a savings bank or savings and loan association whose deposits are insured by the SAIF", which is administered by the FDIC; or


     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934, as amended.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request provided State Street Bank has received payment for shares from the shareholder.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of any portfolios in the Fund have equal voting rights except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote. As of October 6, 1995, Boatmen's Trust Company, Little Rock, Arkansas, owned 26.25% of the voting securities of the Fund and, therefore, may for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Fund's outstanding shares.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Fund or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares.

PENNSYLVANIA CORPORATE AND PERSONAL PROPERTY TAXES

In the opinion of Houston, Houston & Donnelly, counsel to the Fund:

     - the Fund is not subject to Pennsylvania corporate or personal property taxes; and

     - Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the Fund's portfolio securities would be subject to such taxes if owned directly by residents of those jurisdictions.


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Fund is sold without any sales load or other similar non-recurring charges.

From time to time, advertisements for the Fund may refer to ratings, rankings and other information in certain financial publications and/or compare the Fund's performance to certain indices.


FEDERATED U.S.GOVERNMENT BOND FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                  VALUE
-----------         ----------------------------------------------------------------   ------------
U.S. GOVERNMENT OBLIGATIONS--97.4%
------------------------------------------------------------------------------------
                    U.S. TREASURY NOTES AND BONDS--97.1%
                    ----------------------------------------------------------------
$ 5,000,000         6.375%, 8/15/2002                                                  $  5,051,450
                    ----------------------------------------------------------------
 12,000,000         6.25%, 2/15/2003                                                     12,004,320
                    ----------------------------------------------------------------
  4,500,000         5.75%, 8/15/2003                                                      4,353,885
                    ----------------------------------------------------------------
  5,000,000         11.125%, 8/15/2003                                                    6,494,500
                    ----------------------------------------------------------------
  5,000,000         5.875%, 2/15/2004                                                     4,864,250
                    ----------------------------------------------------------------
 10,000,000         7.25%, 5/15/2004                                                     10,617,300
                    ----------------------------------------------------------------
  3,000,000         12.375%, 5/15/2004                                                    4,197,390
                    ----------------------------------------------------------------
 13,500,000         7.25%, 8/15/2004                                                     14,341,725
                    ----------------------------------------------------------------
  2,000,000         7.50%, 2/15/2005                                                      2,163,800
                    ----------------------------------------------------------------
  5,000,000         12.00%, 5/15/2005                                                     7,010,750
                    ----------------------------------------------------------------
  3,000,000         10.75%, 8/15/2005                                                     3,950,040
                    ----------------------------------------------------------------
  2,000,000         13.25%, 5/15/2014                                                     3,181,120
                    ----------------------------------------------------------------
  1,000,000         11.25%, 2/15/2015                                                     1,491,270
                    ----------------------------------------------------------------
  5,260,000         8.875%, 2/15/2019                                                     6,544,176
                    ----------------------------------------------------------------
 10,000,000         8.75%, 8/15/2020                                                     12,343,000
                    ----------------------------------------------------------------
  8,000,000         8.125%, 8/15/2021                                                     9,299,200
                    ----------------------------------------------------------------
 11,500,000         8.00%, 11/15/2021                                                    13,205,565
                    ----------------------------------------------------------------   ------------
                    TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $115,055,243)    121,113,741
                    ----------------------------------------------------------------   ------------



FEDERATED U.S.GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                  VALUE
-----------         ----------------------------------------------------------------   ------------
(A) REPURCHASE AGREEMENT--0.3%
------------------------------------------------------------------------------------
$   400,000         J.P. Morgan Securities, Inc., 5.83%, dated 8/31/1995, due
                    9/1/1995
                    (AT AMORTIZED COST)                                                $    400,000
                    ----------------------------------------------------------------   ------------
                    TOTAL INVESTMENTS (IDENTIFIED COST $115,455,243)(B)                $121,513,741
                    ----------------------------------------------------------------   ------------


(a) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.


(b) The cost of investments for federal tax purposes amounts to $115,455,243. The unrealized appreciation of investments on a federal tax basis amounts to $6,058,498 which is comprised of $6,642,995 appreciation and $584,497 depreciation at August 31, 1995.


Note: The categories of investments are shown as a percentage of net assets
      ($124,695,810) at August 31, 1995.

(See Notes which are an integral part of the Financial Statements)


FEDERATED U.S. GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995
--------------------------------------------------------------------------------

ASSETS:
-----------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost
  $115,455,243)                                                                    $121,513,741
-----------------------------------------------------------------------------
Cash                                                                                        295
-----------------------------------------------------------------------------
Income receivable                                                                     1,118,322
-----------------------------------------------------------------------------
Receivable for investments sold                                                       1,595,286
-----------------------------------------------------------------------------
Receivable for shares sold                                                            1,204,188
-----------------------------------------------------------------------------      ------------
     Total assets                                                                   125,431,832
-----------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------
Payable for shares redeemed                                          $161,511
----------------------------------------------------------------
Income distribution payable                                           545,599
----------------------------------------------------------------
Accrued expenses                                                       28,912
----------------------------------------------------------------     --------
     Total liabilities                                                                  736,022
-----------------------------------------------------------------------------      ------------
NET ASSETS for 11,928,606 shares outstanding                                       $124,695,810
-----------------------------------------------------------------------------      ------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------
Paid in capital                                                                    $119,589,957
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                                            6,058,498
-----------------------------------------------------------------------------
Accumulated net realized loss on investments                                           (952,645)
-----------------------------------------------------------------------------      ------------
     Total Net Assets                                                              $124,695,810
-----------------------------------------------------------------------------      ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
$124,695,810 / 11,928,606 shares outstanding                                             $10.45
-----------------------------------------------------------------------------      ------------


(See Notes which are an integral part of the Financial Statements)


FEDERATED U.S. GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
-----------------------------------------------------------------------------------
Interest                                                                                $ 9,806,788
-----------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------
Investment advisory fee                                                 $   846,894
-------------------------------------------------------------------
Administrative personnel and services fee                                   125,000
-------------------------------------------------------------------
Custodian fees                                                               56,238
-------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                     29,638
-------------------------------------------------------------------
Directors'/Trustees' fees                                                     9,113
-------------------------------------------------------------------
Auditing fees                                                                14,500
-------------------------------------------------------------------
Legal fees                                                                    5,187
-------------------------------------------------------------------
Portfolio accounting fees                                                    19,613
-------------------------------------------------------------------
Shareholder services fee                                                    352,872
-------------------------------------------------------------------
Share registration costs                                                     30,903
-------------------------------------------------------------------
Printing and postage                                                         16,881
-------------------------------------------------------------------
Insurance premiums                                                            4,983
-------------------------------------------------------------------
Taxes                                                                           281
-------------------------------------------------------------------
Miscellaneous                                                                 3,002
-------------------------------------------------------------------     -----------
    Total expenses                                                        1,515,105
-------------------------------------------------------------------
Waivers--
-------------------------------------------------------------------
  Waiver of investment advisory fee                       $ (31,460)
-------------------------------------------------------
  Waiver of shareholder services fee                       (282,298)
-------------------------------------------------------   ---------
    Total waivers                                                          (313,758)
-------------------------------------------------------------------     -----------
       Net expenses                                                                       1,201,347
-----------------------------------------------------------------------------------     -----------
         Net investment income                                                            8,605,441
-----------------------------------------------------------------------------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------
Net realized gain on investments                                                             75,396
-----------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                     10,866,451
-----------------------------------------------------------------------------------     -----------
    Net realized and unrealized gain on investments                                      10,941,847
-----------------------------------------------------------------------------------     -----------
       Change in net assets resulting from operations                                   $19,547,288
-----------------------------------------------------------------------------------     -----------


 (See Notes which are an integral part of the Financial Statements)


FEDERATED U.S. GOVERNMENT BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED AUGUST 31,
                                                                   ----------------------------
                                                                       1995            1994
                                                                   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------
OPERATIONS--
----------------------------------------------------------------
Net investment income                                              $   8,605,441   $  5,617,264
----------------------------------------------------------------
Net realized gain (loss) on investments ($716,495 net gain and
$0 net gain, respectively, as computed for federal tax purposes)          75,396     (1,028,041)
----------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                  10,866,451     (9,813,977)
----------------------------------------------------------------   -------------   ------------
     Change in net assets resulting from operations                   19,547,288     (5,224,754)
----------------------------------------------------------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------------
Distributions from net investment income                              (8,605,441)    (5,617,264)
----------------------------------------------------------------
Distributions from net realized gains                                   --           (2,249,765)
----------------------------------------------------------------   -------------   ------------
     Change in net assets resulting from distributions to
       shareholders                                                   (8,605,441)    (7,867,029)
----------------------------------------------------------------   -------------   ------------
SHARE TRANSACTIONS--
----------------------------------------------------------------
Proceeds from sale of shares                                          88,288,665    147,438,720
----------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                 1,458,853      1,039,068
----------------------------------------------------------------
Cost of shares redeemed                                             (114,009,694)   (80,106,516)
----------------------------------------------------------------   -------------   ------------
     Change in net assets resulting from share transactions          (24,262,176)    68,371,272
----------------------------------------------------------------   -------------   ------------
          Change in net assets                                       (13,320,329)    55,279,489
----------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------
Beginning of period                                                  138,016,139     82,736,650
----------------------------------------------------------------   -------------   ------------
End of period                                                      $ 124,695,810   $138,016,139
----------------------------------------------------------------   -------------   ------------


(See Notes which are an integral part of the Financial Statements)


FEDERATED U.S. GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Federated U.S. Government Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").


     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. Additionally, net capital losses of $1,669,140 attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for


FEDERATED U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

     the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                   YEAR ENDED AUGUST 31,
                                                             ----------------------------------
                                                                  1995               1994
                                                             ---------------    ---------------
----------------------------------------------------------
Shares sold                                                      9,078,568         14,322,697
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                           149,974            102,603
----------------------------------------------------------
Shares redeemed                                                (11,499,261)        (7,723,265)
----------------------------------------------------------   --------------     -------------
  Net change resulting from share transactions                  (2,270,719)         6,702,035
----------------------------------------------------------   --------------     -------------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to .60 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This FAS fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of daily average net assets of the Fund for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of its fee. FSS can modify or terminate this voluntarily waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.


FEDERATED U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995, were as follows:

-------------------------------------------------------------------------------
PURCHASES                                                                         $48,261,573
-------------------------------------------------------------------------------   ------------
SALES                                                                             $68,596,241
-------------------------------------------------------------------------------   ------------



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of FEDERATED U.S. GOVERNMENT BOND FUND:

We have audited the accompanying statement of assets and liabilities of Federated U.S. Government Bond Fund (a Massachusetts business trust), including the schedule of portfolio investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated U.S. Government Bond Fund as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,
October 13, 1995


ADDRESSES
--------------------------------------------------------------------------------

Fund
                Federated U.S. Government Bond Fund          Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Investment Adviser
                Federated Management                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Custodian
                State Street Bank and Trust Company          P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------
Shareholder Servicing Agent
                Federated Shareholder Services               Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
                Federated Services Company                   Federated Investors Tower
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------
Independent Public Accountants
                Arthur Andersen LLP                          2100 One PPG Place
                                                             Pittsburgh, Pennsylvania 15222
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FEDERATED U.S.
                                  GOVERNMENT BOND FUND
                                  PROSPECTUS

                                  A No-Load, Open-End, Diversified Management
                                  Investment Company

                                 Prospectus dated October 31, 1995

      FEDERATED SECURITIES CORP.
(LOGO)
---------------------------------------

      Distributor

      A subsidiary of FEDERATED INVESTORS

      FEDERATED INVESTORS TOWER
      PITTSBURGH, PA 15222-3779

CUSIP 314284100
8100308 A (10/95)


                      FEDERATED U.S. GOVERNMENT BOND FUND
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus of the Fund dated October 31, 1995. This Statement is not a prospectus itself. To receive a copy of the prospectus, write or call Federated U.S. Government Bond Fund.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated October 31, 1995























           Distributor
           A SUBSIDIARY OF FEDERATED
           INVESTORS



                                          TRANSFER AGENT AND DIVIDEND
                                          DISBURSING AGENT               27
GENERAL INFORMATION ABOUT THE FUND 3
                                          BROKERAGE TRANSACTIONS         28
INVESTMENT OBJECTIVE AND POLICIES3
                                          PURCHASING SHARES              29
 TYPES OF INVESTMENTS          3
 WHEN-ISSUED AND DELAYED DELIVERY          CONVERSION TO FEDERAL FUNDS   29
  TRANSACTIONS                 4          DETERMINING NET ASSET VALUE    29
 REPURCHASE AGREEMENTS         5
                                           DETERMINING MARKET VALUE OF
 OPTION TRANSACTIONS           5
                                             SECURITIES                  29
 LENDING OF PORTFOLIO SECURITIES8
                                          REDEEMING SHARES               30
 REVERSE REPURCHASE AGREEMENTS 8
 PORTFOLIO TURNOVER            9          EXCHANGING SECURITIES FOR FUND SHARES
INVESTMENT LIMITATIONS         9                                         30

FEDERATED U.S. GOVERNMENT BOND FUND        TAX CONSEQUENCES              31
MANAGEMENT                    14          TAX STATUS                     31

 FUND OWNERSHIP               22           THE FUND'S TAX STATUS         31
 TRUSTEES' COMPENSATION       23           SHAREHOLDERS' TAX STATUS      32
 TRUSTEE LIABILITY            24          TOTAL RETURN                   32
INVESTMENT ADVISORY SERVICES  25
                                          YIELD                          32
 ADVISER TO THE FUND          25
                                          PERFORMANCE COMPARISONS        33
 ADVISORY FEES                25
 OTHER RELATED SERVICES       26          ABOUT FEDERATED INVESTORS      36
ADMINISTRATIVE SERVICES       26
                                           MUTUAL FUND MARKET            37
SHAREHOLDER SERVICES AGREEMENT27           DURATION                      38
                                          APPENDIX                       39




GENERAL INFORMATION ABOUT THE FUND

Federated U.S. Government Bond Fund (the "Fund") was established as a Massachusetts business trust under a Declaration of Trust dated May 24, 1985. On August 30, 1993, shareholders of the Fund approved changing the name of the Fund from Federated Bond Fund to Federated U.S. Government Bond Fund. INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to pursue total return. The investment objective cannot be changed without approval of shareholders. Unless stated otherwise, the investment policies stated below cannot be changed without shareholder approval.
TYPES OF INVESTMENTS
The Fund invests primarily in debt obligations (i.e. bills, notes and bonds) of the U.S. government, its agencies and instrumentalities, with at least 65% of the value of its total assets being invested under normal circumstances in U.S. government bonds. This policy may be changed without shareholder approval. The permitted investments of the Fund include:
   o obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and
   o domestic issues of corporate debt obligations (rated Aaa, Aa, or A by Moody's Investors Service, Inc.; AAA, AA, or A by Standard & Poor's Ratings Group; or AAA, AA, or A by Fitch Investors Service, Inc.).
  U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:



     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     oFarm Credit Banks;
     oBanks for Cooperatives;
     oFederal Home Loan Banks;
     oThe Student Loan Marketing Association; and oFederal National Mortgage Association.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, not for investment leverage. These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. As a matter of policy which can be changed without shareholder approval, the Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.



REPURCHASE AGREEMENTS
The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Board of Trustees (the "Trustees").

OPTION TRANSACTIONS
As a means of reducing fluctuations in the net asset value of shares of the Fund, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of put options on portfolio securities and listed put options on financial futures contracts for portfolio securities. The Fund may also write covered call options on its portfolio securities to attempt to increase its current income. The Fund will only engage in such transactions to the extent permitted under applicable rules, regulations, or interpretations thereof of the Office of Thrift Supervision.
The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired.



An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.
  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. These options will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of instrument called for in the contract ("going short") and the buyer who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If the Fund could enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period.
     Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the realized decrease in value of the hedged securities. Alternately, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price.
     Currently, the Fund will only enter into futures contracts in order to exercise put options in its portfolio. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
  PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
     The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.
  WRITING COVERED CALL OPTIONS
     The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.
     The Fund may only sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration).



     The Fund will only engage in such transactions to the extent permitted under applicable Office of Thrift Supervision rules, regulations, or interpretations thereof.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.



When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. The securities are marked to market daily and maintained until the transaction is settled.
During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal years ended August 31, 1995, and 1994, the portfolio turnover rates were 37% and 22%, respectively.

INVESTMENT LIMITATIONS

  BUYING ON MARGIN
     The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities. However, the Fund may purchase put options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts. The Fund will notify shareholders before such a change in its operating policies is implemented.
  RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under the federal securities laws (except for commercial paper issued under Section 4(2) of the Securities Act of
     1933).
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities in accordance with that section of the prospectus entitled "Lending of Portfolio Securities."
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry. However, investing in U.S. government obligations shall not be considered investments in any one industry.
  SELLING SHORT
     The Fund will not sell securities short unless:
     oduring the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issuer as, and equal in amount to, the securities sold short; and
     onot more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs, although it may purchase the securities of issuers which invest in or sponsor such programs.



  DIVERSIFICATION OF INVESTMENTS
     The Fund will not invest more than 5% of the value of its total assets in any one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations). The Fund may invest up to 15% of its total assets in the certificates of deposit of one bank.

     The Fund considers the type of bank obligations it purchases as cash items. ACQUIRING SECURITIES
     The Fund will not purchase securities of a company for the purpose of exercising control or management.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE FUND
     The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 10% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.
  WRITING COVERED CALL OPTIONS AND PURCHASING PUT OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio.
The above investment limitations cannot be changed without shareholder approval. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The use of short sales will allow the Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective of total return (which includes current income) is furthered.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
In addition, in order to comply with certain state restrictions, the Fund will not purchase or sell real estate limited partnership interests, or oil, gas or other mineral leases, except that the Fund may purchase or sell securities of companies which invest in or hold the foregoing. If state requirements change, these restrictions may be revised without notice to shareholders.
The Fund did not engage in options transactions or reverse repurchase agreements, sell securities short, borrow money, or invest in illiquid securities in excess of 5% of the value of its total assets during the last fiscal year, and has no present intent to do so in the coming fiscal year.



FEDERATED U.S. GOVERNMENT BOND FUND MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated U.S. Government Bond Fund, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund.


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.



Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.


 James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee



Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.


Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden



Seacliff
562 Bellevue Avenue
Newport, RI
Birthdate:  March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.




Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA



Birthdate:  May 2, 1929
President
Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp. and Federated Administrative Services.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Fund.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated



Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


 Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Senior Vice President, Federated Shareholder Services; Vice President, Federated Administrative Services; Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower



Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.


       * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
       @ Member of the Executive Committee. The Executive Committee of the
       Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return



Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; and World Investment Series, Inc.
FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares.
As of October 6, 1995, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: First National Bank in Gainesville, Gainesville, Georgia, owned approximately 1,123,424 shares (10.66%); National City Bank Minneapolis, Minneapolis, Minnesota, owned approximately 663,824 shares (6.30%); and Boatmen's Trust Company, Little Rock, Arkansas, owned approximately 2,768,202 shares (26.25%).



TRUSTEES' COMPENSATION


                     AGGREGATE
NAME                 COMPENSATION
POSITION WITH        FROM                    TOTAL COMPENSATION PAID
FUND                 FUND *#                 FROM FUND COMPLEX +

John F. Donahue       $   0            $ 0 for the Fund
Chairman and Trustee                   68 other investment companies in the
Fund Complex
Thomas G. Bigley      $ 1,134          $ 20,688 for the Fund
Trustee                                49 other investment companies in the
Fund Complex
John T. Conroy, Jr.   $ 1,241          $ 117,202 for the Fund
Trustee                                64 other investment companies in the
Fund Complex
William J. Copeland   $ 1,241          $ 117,202 for the Fund and
Trustee                                64 other investment companie in the Fund
Complex
James E. Dowd         $ 1,241          $ 117,202 for the Fund and
Trustee                                64 other investment companies in the
Fund Complex
Lawrence D. Ellis, M.D.                $ 1,134    $ 106,460 for the Fund and
Trustee                                64 other investment companies in the
Fund Complex
Edward L. Flaherty, Jr.                $ 1,241    $ 117,202 for the Fund and
Trustee                                64 other investment companies in the
Fund Complex



Peter E. Madden       $ 968            $ 90,563 for the Fund and
Trustee                                64 other investment companies in the
Fund Complex
Gregor F. Meyer       $ 1,134          $ 106,460 for the Fund and
Trustee                                64 other investment companies in the
Fund Complex
John E. Murray, Jr.   $ 858            $ 0 for the Fund and
Trustee                                 69 other investment companies  in the
Fund                                   Complex
Wesley W. Posvar      $ 1,134          $ 106,460 for the Fund and
Trustee                                64 other investment companies in the
Fund Complex
Marjorie P. Smuts     $ 1,134          $ 106,460 for the Fund and
Trustee                                64 other investment companies in the
Fund Complex


*Information is furnished for the fiscal year ended August 31, 1995.
#The aggregate compensation is provided for the Fund which is comprised of one portfolio.
+The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.



INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.
ADVISORY FEES
For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended August 31, 1995, 1994, and 1993, the Fund's adviser earned $846,894, $642,275 and $301,709, respectively, of which $31,460, $177,861, and $301,709 were voluntarily waived because of undertakings to limit the Fund's expenses.
  STATE EXPENSE LIMITATION
     The adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the adviser will reimburse the Fund for its expenses over the limitation.



     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
OTHER RELATED SERVICES
Affiliates of the adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of shares of funds offered by Federated Securities Corp.
ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators.") For the fiscal year ended August 31, 1995, Federated Administrative Services earned $125,000. For the fiscal years ended August 31, 1994, and August 31, 1993 the Administrators collectively earned $201,377 and $256,961. Dr. Henry J. Gailliot, an officer of Federated Management, the adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.



SHAREHOLDER SERVICES AGREEMENT

This arrangement permits the payment of fees to Federated Shareholder Services and to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by (1) providing personal services to the shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholder's requests and inquiries concerning their accounts.
For the fiscal periods ending August 31, 1995, and 1994, the Fund paid shareholder services fees in the amounts of $352,872, of which $282,298 was waived and $27,414, respectively, all of which were paid to financial institutions.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company serves as transfer agent and dividend disbursing agent for the Fund. The fee paid to the transfer agent is based upon the size, type, and number of accounts and transactions made by shareholders.
Federated Services Company also maintains the Fund's accounting records. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.



BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.
The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include:
   . advice as to the advisability of investing in securities;
   . security analysis and reports;
   . economic studies;
   . industry studies;
   . receipt of quotations for portfolio evaluations; and . similar services.
The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
Research services provided by brokers may be used by the adviser or by affiliates of Federated Investors in advising other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.
For the fiscal years ended August 31, 1995, 1994, and 1993, the Fund paid no brokerage commissions on brokerage transactions.
PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days on which the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund." CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:
   o according to the last sale price on a national securities exchange, if available;
   o in the absence of recorded sales for equity securities, according to the mean between the current closing bid and asked prices and for bonds and other fixed income securities as determined by an independent pricing service;



   o for short-term obligations, according to the mean between bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost unless the Board determines this is not fair value; or
   o at fair value as determined in good faith by the Trustees.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider:
   o yield;
   o quality;
   o coupon rate;
   o maturity;
   o type of issue;
   o trading characteristics; and
   o other market data.
Over-the-counter put options will be valued at the mean between the bid and the asked prices.
REDEEMING SHARES

The Fund redeems shares at the next computed net asset value after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange securities they already own for Fund shares, or they may exchange a combination of securities and cash for Fund shares. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. The Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.
The Fund values securities in the same manner as the Fund values its assets.
The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities.
TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund shares, a gain or loss may be realized by the investor.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and



   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.
  CAPITAL GAINS
     Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.
TOTAL RETURN

The Fund's average annual total returns for the one-year, and five-year periods ended August 31, 1995, and for the period from December 3, 1985 (effective date of the Fund's registration statement) to August 31, 1995 were 14.34%, and 10.25% and 8.18%, respectively.
The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions. YIELD

The Fund's yield for the thirty-day period ended August 31, 1995 was 5.84%.



The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees. PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in Fund expenses; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   o LEHMAN BROTHERS GOVERNMENT INDEX is comprised of long term bonds publicly issued by the U.S. government or its agencies. It is limited to securities with maturities of 10 years or longer. The index calculates total return for one-month, three-month, twelve-month and ten-year periods and year-to-date.
   o MERRILL LYNCH LONG TERM GOVERNMENT INDEX is an unmanaged index comprised of publicly issued U.S. government or U.S. agency debt obligations with final maturities of 10 years or longer.
   o LEHMAN BROTHERS LONG TERM TREASURY INDEX is comprised of U.S. Treasury securities, publicly issued by the U.S. Treasury. It is limited to securities with final maturities of 10 years or longer. The index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date.
   o LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. The index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.
   o SALOMON BROTHERS AAA-AA CORPORATES INDEX calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.



   o LEHMAN BROTHERS LONG TERM CORPORATE INDEX is comprised of publicly issued fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. All bonds are at least 10 years in length of maturity and are rated at least BBB by one of the major rating agencies.
   o MERRILL LYNCH 10-15 YEAR U.S. TREASURY INDEX is an unmanaged index tracking long-term U.S. Treasury securities with maturities between 10 and 15 years. The index is produced by Merrill Lynch, Pierce, Fenner and Smith, Inc.
   o MERRILL LYNCH 10-YEAR U.S. TREASURY INDEX is an unmanaged index tracking current 10-year Treasury notes. The index is produced by Merrill Lynch, Pierce, Fenner and Smith, Inc.
   o MERRILL LYNCH LONG TERM CORPORATE INDEX is an unmanaged index comprised of publicly issued non-convertible domestic corporate debt obligations having both a rating of BBB or higher and a maturity of 10 years or longer. These quality parameters are based on composites of rating assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc.
   o MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.
   o MERRILL LYNCH CORPORATE MASTER INDEX is an unmanaged index comprised of approximately 4,256 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only bonds with a minimum maturity of one year are included.



   o MORNINGSTAR, INC.,  an independent rating service, is the publisher of the
     bi-weekly Mutual Fund Values .   Mutual Fund Values  rates more than 1,000
     NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Fund may quote total returns which are calculated or non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.
ABOUT FEDERATED INVESTORS

Federated is dedicated to meeting investor needs which is reflected in its investment decision making - structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the government sector, as of December 31, 1994, Federated managed 9 mortgage-backed, 4 government/agency, and 17 government money market mutual funds, with assets approximating $8.5 billion, $1.6 billion, and $17 billion, respectively. Federated trades approximately $300 million in U.S. government and mortgage-backed securities daily and places approximately $13 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short-term and intermediate-term government markets since 1982 and currently manages nearly $10 billion in government funds within these maturity ranges.
J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.
MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

  INSTITUTIONAL
     Federated meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

  TRUST ORGANIZATIONS
     Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients'



     portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.

  BROKER/DEALERS AND BANK  BROKER/DEALER SUBSIDIARIES
     Federated mutual funds are available to consumers through major brokerage firms nationwide - including 200 New York Stock Exchange firms - supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.


* SOURCE: Investment Company Institute
DURATION
Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure.
Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flows. When the Fund invests in mortgage pass-through securities, its duration will be calculated in a manner which requires assumptions to be made regarding future principal prepayments. A more complete description of this calculation is available upon request from the Fund.


APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATING DEFINITIONS
AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.



A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
FITCH INVESTORS SERVICE, INC.  LONG-TERM DEBT RATING DEFINITIONS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS PRIME-1--Issuers rated PRIME-1 (or related supporting institutions) have a
superior capacity for repayment of short-term promissory obligations.   PRIME-1
repayment capacity will normally be evidenced by the following characteristics:



      -- Leading market positions in well established industries.
      -- High rates of return on funds employed.
      -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      -- Broad margins in earning coverage of fixed financial charges and high internal cash generation.
      -- Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great for issues assigned "F-1+" and "F-1" ratings.

FEDERATED U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

              ANNUAL REPORT FOR FISCAL YEAR ENDED AUGUST 31, 1995

Cusip 314284100
8100308B (10/95)




     INVESTMENT REVIEW

     ---------------------------------------------------------------------------

          Federated U.S. Government Bond Fund's portfolio represents a fully-invested participation in U.S. Treasury and government agency obligations which have an average duration of 6 to 10 years. Since the fund's August 31, 1994 fiscal year end, the fund remained fully invested in U.S. Treasury securities.

          Fixed income performance during 1995 has been quite the opposite of that in 1994. In response to weak economic data, the market dramatically priced in the reduced likelihood of further tightening of monetary policy by the Federal Reserve (the "Fed") following the rate increase on February 1, 1995. Minimal inflation pressures allowed the Fed to actually lower the Fed Funds target rate from 6% to 5.75% in early July for the first time since September 1992. The 30-year Treasury bond yield fell from 7.45% at the end of August 1994 to 6.65% at the end of August 1995 and the fund's net asset value increased from $9.72 to $10.45. Since May 1995, the 30-year Treasury bond yield has traded primarily within a range of 6% to 7%. The fund's average duration was shortened from its midpoint of 8 years to 7 years throughout June and early July 1995 at the lower end of this trading range and extended back to 8 years in mid-August 1995 at the upper end of the range. The fund's net total return for the year ending August 31, 1995 was 14.34% compared to 12.92% for the Merrill Lynch 10-Year Treasury Index.

          Recent economic data has been more mixed even though economic growth has slowed dramatically from its 1994 fourth quarter rate. Although the Federal Reserve may shift from a restrictive to a more neutral monetary policy over time, economic growth is not expected to slow enough to warrant aggressive easing of monetary policy.

FEDERATED U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

       GROWTH OF $25,000 INVESTED IN FEDERATED U.S. GOVERNMENT BOND FUND

    The graph below illustrates the hypothetical investment of $25,000 in the Federated U.S. Government Bond Fund (the "Fund") from December 3, 1985 (start of performance) to August 31, 1995 compared to the Merrill Lynch 10-15 Year U.S. Treasury Index (ML10-15YRUSTI)+ and the Merrill Lynch 10 Year Treasury Index (ML10TI).+

               GRAPHIC REPRESENTATION OMITTED - SEE APPENDIX A


       AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1995



          1 Year........................................................ 14.34%
          5 Year........................................................ 10.25%
          Start of Performance (12/3/85)................................  8.18%





PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED OCTOBER 31, 1995, AND, TOGETHER WITH FINANCIAL STATEMENTS CONTAINED THEREIN, CONSTITUTES THE FUND'S ANNUAL REPORT.

  * The Fund's performance assumes the reinvestment of all dividends and distributions. The ML10-15YRUSTI and the ML10TI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ** Total return quoted reflects all applicable sales loads and contingent deferred sales charges.

*** For this illustration, the ML10TI began performance on December 18, 1987.
    The index was assigned a beginning value of $26,987, the value of the fund on December 18, 1987.

  + The ML10-15YRUSTI and the ML10TI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

      FEDERATED SECURITIES CORP.
(LOGO)



--------------------------------------------------------------------------------

      Distributor
      Cusip 314284100
      G00569-01 (10/95)



                                   APPENDIX A



                                                             A1.  The graphic
presentation here displayed consists of a line graph titled "Growth of $25,000 Invested in "Federated U.S. Government Bond Fund."The corresponding components of the line graph are listed underneath. The Federated U.S. Government Bond Fund (the "Fund") is represented by a solid line. The Merrill Lynch 10-15 Year U.S. Treasury Index (the "ML10-15YRUSTI") is represented by a dotted line. The Merrill Lynch 10 Year Treasury Index (the "ML10TI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $25,000 investment in the Fund and the ML10-15YRUSTI and the ML10TI. The "x" axis reflects computation periods from the start of performance (December 3, 1985) to August 31, 1995. The "y" axis reflects the cost of the investment, ranging from $15,000 to $75,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the ML10-15YRUSTI and the ML10TI. The ending values are $53,810, $69,582 and $52,479, respectively.